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[AMERICAN FAMILY LIFE INSURANCE COMPANY]


                           CONSENT OF JOHN CHIRSTENSEN


     I hereby consent to the reference to my name under the heading "Experts" in the prospectus included in Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for certain flexible premium variable universal life insurance policies issued through American Family Variable Account I of American Family Life Insurance Company (File No. 333-44956).


                                                /s/ John Christensen
                                                --------------------
                                                John Christensen
                                                Chief Actuary - Life/Health

March 2, 2001